UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2008

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 31, 2008, Hovnanian Enterprises, Inc. (the “Company”) held its 2008 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the amendment and restatement of the Company’s Senior Executive Short-Term Incentive Plan (the “Bonus Plan”) to extend the term of the Bonus Plan from its previously scheduled expiration date of March 5, 2009 to provide that the Bonus Plan will instead expire on the date of the Company’s first shareholders’ meeting that occurs during 2013, such that no new bonus awards may be granted after such expiration date (although bonus awards granted prior to such expiration date will remain in effect and be subject to the terms of the Bonus Plan), and to make certain technical changes, clarifications and language improvements, including changes intended to address recent changes in tax laws related to deferred compensation arrangements and certain changes in accounting rules. The Board of Directors of the Company previously approved the amendment and restatement of the Bonus Plan on February 6, 2008, subject to the approval of the Company’s shareholders. The purpose of the Bonus Plan is to promote the interests of the Company and its shareholders by providing incentives in the form of periodic bonus awards to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals set forth in the Bonus Plan while preserving for the benefit of the Company and its subsidiaries the associated U.S. federal income tax deduction under Section 162(m) of the Internal Revenue Code.

At the Annual Meeting held on March 31, 2008, the Company’s shareholders also approved the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “2008 Plan”), which is intended to supersede and replace the amended and restated 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “1999 Plan”) such that all equity-based awards previously granted under the 1999 Plan that remain outstanding shall be governed pursuant to the terms of the 2008 Plan, and the shares that remained available for future grants under the 1999 Plan are instead available for grants under the 2008 Plan. Other than the previously reserved shares under the 1999 Plan, no new shares have been reserved for issuance under the 2008 Plan. The terms of the 2008 Plan generally follow the terms of the 1999 Plan, with the following changes: (i) whereas the 1999 Plan had been scheduled to expire on March 5, 2009, the term of the 2008 Plan will run until February 6, 2018, such that no new awards may be granted after such expiration date (although awards granted prior to such expiration date will remain in effect and be subject to the terms of the 2008 Plan); (ii) a provision has been added to the 2008 Plan that permits “repricing” of stock options (i.e., lowering the exercise price of previously granted stock options) and similar corporate actions if (and only if) the repricing or similar corporate action is approved by at least a majority of the independent directors on the Company’s Board of Directors; and (iii) the 2008 Plan reflects certain technical changes, clarifications and language improvements, including changes intended to address recent changes in tax laws related to deferred compensation arrangements and certain changes in accounting rules. The Board of Directors of the Company previously approved the 2008 Plan on February 6, 2008, subject to the approval of the Company’s shareholders. The purpose of the 2008 Plan is to aid the Company and its affiliates in recruiting and retaining key employees, directors and consultants of outstanding ability and to motivate those employees, directors and consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of awards, which consist of options, stock appreciation rights or other stock-based awards (including performance-based awards) granted pursuant to the 2008 Plan (and including, without limitation, awards granted under the 1999 Plan).

At the Annual Meeting held on March 31, 2008, the Company’s shareholders also approved the amendment and restatement of the Company’s 1983 Stock Option Plan (the “1983 Plan”) to add a provision that permits “repricing” of stock options (i.e., lowering the exercise price of previously granted stock options) and similar corporate actions if (and only if) the repricing or similar corporate action is approved by at least a majority of the independent directors on the Company’s Board of Directors, and to make certain technical changes, clarifications and language improvements. The Board of Directors of the Company previously approved the amendment and restatement of the 1983 Plan on February 6, 2008, subject to the approval of the Company’s shareholders. The purpose of the 1983 Plan is to make stock options for common stock of the Company available to certain officers and key employees of the Company and its subsidiaries to give them a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their employment. No stock options have been granted under the 1983 Plan since March 8, 2005, and no new stock options will be granted under the 1983 Plan (although

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the Company may elect to “re-price” previously granted stock options to the extent such re-pricing does not constitute a new grant under applicable tax laws).

The material features of each of the plans described above are described in the Company’s definitive Proxy Statement for the Annual Meeting, which descriptions are filed herewith and incorporated herein by reference. The above descriptions of each of the Bonus Plan, the 2008 Plan and the 1983 Plan, as amended and restated as applicable, are qualified in their entirety by reference to the copies of such agreements filed herewith as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (incorporated by reference to Appendix A of the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).

Exhibit 10.2	2008 Hovnanian Enterprises, Inc. Stock Incentive Plan (incorporated by reference to Appendix B of the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).
Exhibit 10.3

Amended and Restated Hovnanian Enterprises, Inc. 1983 Stock Option Plan (incorporated by reference to Appendix C of the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).

Exhibit 99.1

The sections entitled “(3) Approval of the Company’s Amended and Restated Senior Executive Short Term Incentive Plan,” “(4) Approval of the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan,” and “(5) Approval of the Company’s Amended and Restated 1983 Stock Option Plan” of the definitive Proxy Statement of the Company (incorporated by reference to the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)
By:	/s/ Peter S. Reinhart
Name: Peter S. Reinhart
Title: Senior Vice President and General Counsel

Date: April 3, 2008

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 10.1

Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (incorporated by reference to Appendix A of the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).

Exhibit 10.2	2008 Hovnanian Enterprises, Inc. Stock Incentive Plan (incorporated by reference to Appendix B of the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).
Exhibit 10.3

Amended and Restated Hovnanian Enterprises, Inc. 1983 Stock Option Plan (incorporated by reference to Appendix C of the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).

Exhibit 99.1

The sections entitled “(3) Approval of the Company’s Amended and Restated Senior Executive Short Term Incentive Plan,” “(4) Approval of the 2008 Hovnanian Enterprises, Inc. Stock Incentive Plan,” and “(5) Approval of the Company’s Amended and Restated 1983 Stock Option Plan” of the definitive Proxy Statement of the Company (incorporated by reference to the definitive Proxy Statement of the Company on Schedule 14A filed on February 19, 2008).